UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 11, 2003



                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                0-16002                                95-3768341
  ----------------------------------       ------------------------------------
        (Commission File Number)            (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On November 11, 2003, the registrant confirmed a delay in the filing of its Form 10-Q for the second quarter ended September 27, 2003. On October 24, 2003, the registrant had previously announced that it would delay releasing its final results for the second quarter ended September 27, 2003 until such time as it files its Form 10-Q for the first quarter of fiscal year 2004 ended June 28, 2003.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED MARKETING SERVICES, INC.
                                     (Registrant)


     November 11, 2003               By:   /S/ MICHAEL M. NICITA
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            Date                           Michael M. Nicita
                                           President and Chief Executive Officer